UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report

May 19, 2017

(Date of earliest event reported)

Callon Petroleum Company

(Exact name of registrant as specified in its charter)

Delaware	001-14039	64-0844345
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 North Canal St.

Natchez, Mississippi 39120

(Address of principal executive offices, including zip code)

(601) 442-1601

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 — Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

Purchase Agreement

On May 19, 2017, Callon Petroleum Company (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) by and among the Company, Callon Petroleum Operating Company, as subsidiary guarantor (the “Guarantor”) and J.P. Morgan Securities LLC, as representative of the several initial purchasers (the “Initial Purchasers”), pursuant to which the Company agreed to issue and sell to the Initial Purchasers an additional $200 million aggregate principal amount of the Company’s 6.125% senior unsecured notes due 2024 (the “Additional Notes”) under an indenture pursuant to which the Company initially issued $400 million aggregate principal amount of the Company’s 6.125% senior unsecured notes due 2024 (the “Existing Notes”).

The Additional Notes will be issued and sold to the Initial Purchasers pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereunder. The Initial Purchasers intend to resell the Additional Notes (i) inside the United States to “qualified institutional buyers,” as defined in Rule 144A under the Securities Act (“Rule 144A”) in private sales exempt from registration under the Securities Act in accordance with Rule 144A, and (ii) to other eligible purchasers pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act (“Regulation S”) in accordance with Regulation S. The Additional Notes have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company and the Guarantor, on the one hand, and the Initial Purchasers, on the other, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

Certain of the Initial Purchasers and their affiliates have, from time to time, performed, and may in the future perform, various commercial and investment banking and financial advisory services for the Company and its affiliates, for which they received or may in the future receive customary fees and expenses.

The foregoing description of the Purchase Agreement is qualified by reference to the complete document, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Registration Rights Agreement

In connection with the issuance and sale of the Additional Notes, the Company and the Guarantor entered into a registration rights agreement (the “Registration Rights Agreement”) with the Initial Purchasers, dated May 24, 2017. Pursuant to the Registration Rights Agreement, the Company and the Guarantor have agreed to file a registration statement with the Securities and Exchange Commission so that holders of the Additional Notes can exchange the Additional Notes for registered notes (the “Exchange Notes”) that have substantially identical terms as the Additional Notes. In addition, the Company and the Guarantor have agreed to exchange the guarantee for a registered guarantee having substantially the same terms as the guarantee. The Company and the Guarantor will use commercially reasonable efforts to cause the registration statement for the exchange to be declared effective by the Securities and Exchange Commission within 270 days after the issuance of the Additional Notes and for the exchange to be consummated on or prior to 30 business days (or longer, if required by applicable securities laws) after the date on which the registration statement is declared effective. The Company and the Guarantor are required to pay Special Interest (as defined in the Registration Rights Agreement) if they fail to comply with their obligations to register the Exchange Notes within the specified time periods.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.1 to this Form 8-K and incorporated by reference herein.

Section 2 — Financial Information

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Section 8 – Other Events

Item 8.01.	Other Information.

On May 19, 2017, the Company issued a press release announcing the pricing of its private placement of the Additional Notes. The Company is filing a copy of the press release as Exhibit 99.1 hereto, which is incorporated by reference into this Item 8.01.

The press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Title of Document

4.1	Registration Rights Agreement, dated as of May 24, 2017, by and among the Company, Callon Petroleum Operating Company and J.P. Morgan Securities LLC, as representative of the several initial purchasers.

10.1	Purchase Agreement, dated as of May 19, 2017, among Callon Petroleum Company, Callon Petroleum Operating Company and J.P. Morgan Securities LLC, as representative of the several initial purchasers.

99.1	Press release dated May 19, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

May 24, 2017	By: /s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
President and Chief Financial Officer

Exhibit Index

Exhibit Number	Title of Document

4.1	Registration Rights Agreement, dated as of May 24, 2017, by and among Callon Petroleum Company, Callon Petroleum Operating Company and J.P. Morgan Securities LLC, as representative of the several initial purchasers

10.1	Purchase Agreement, dated as of May 19, 2017, by and among Callon Petroleum Company, Callon Petroleum Operating Company and J.P. Morgan Securities LLC, as representative of the several initial purchasers.

99.1	Press release dated May 19, 2017.